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                                                                  Exhibit 99.2










                                MAIL.COM, INC.








                        REGISTRATION RIGHTS AGREEMENT















                               January 31, 2001



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                                MAIL.COM, INC.

                        REGISTRATION RIGHTS AGREEMENT



        This Registration Rights Agreement is made as of January 31, 2001 (the "AGREEMENT") by and among Mail.com, Inc., a Delaware corporation ("MAIL.COM"), and each of the investors listed on the signature pages hereof (the "INVESTORS").

                                   RECITALS


        A. Mail.com desires to sell and issue to the Investors and the Investors desire to purchase from Mail.com up to $78.45 million aggregate principal amount of 10% Senior Convertible Notes (the "NOTES") of Mail.com pursuant to a Note Exchange Agreement of even date herewith (the "NOTE EXCHANGE AGREEMENT").

        B. In order to induce the Investors to purchase Notes pursuant to the Note Exchange Agreement, Mail.com desires to grant to the holders of Notes (the "HOLDERS") certain registration rights with respect to all of the shares of Class A common stock, par value $.01 per share, issuable upon conversion of the Notes (the "Conversion Shares") and all of the Class A common stock, par value $.01 per share, issuable in payment of interest on the Notes as provided in the Notes (the "Interest Payment Shares"), all on the terms and conditions set forth herein.

        In consideration of the foregoing and the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:




                                  ARTICLE I

                             CERTAIN DEFINITIONS

               As used in this Agreement, the following terms shall have the following respective meanings:

               "ACT" means the U.S. Securities Act of 1933, as amended from time to time.

               "AGREEMENT" means this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

               "COMMON STOCK" means the shares of Class A common stock, par value $.01 per share, that Mail.com is authorized to issue by way of Mail.com's Amended and Restated Certificate of Incorporation, and amendments thereto.

               "CONVERSION SHARES" has the meaning set forth in the recitals above.




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               "DEMAND REGISTRATION" has the meaning set forth in SECTION
2.01(a) of this Agreement.

               "HOLDERS" has the meaning set forth in the preface above.

               "INDEMNIFIED PARTY" and "INDEMNIFYING PARTY" have the meanings set forth in SECTION 2.07(c) of this Agreement.

               "INTEREST PAYMENT SHARES" has the meaning set forth in the recitals above.

               "PIGGYBACK REGISTRATION" has the meaning set forth in Section
2.02 of this Agreement.

               "REGISTRABLE SECURITIES" means (i) the Conversion Shares and the Interest Payment Shares, (ii) any Class A common stock of Mail.com issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the securities referenced in clause
(i) and this clause (ii), and (iii) any other shares of capital stock of Mail.com into or for which the securities referenced in clauses (i) and (ii) may be converted into or exchanged pursuant to a recapitalization or reclassification of Mail.com's capital stock; provided, however, that Registrable Securities shall not include any securities that (w) have been registered and sold pursuant to the Act, (x) have been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Act, (y) are eligible for public resale under Rule 144(k) under the Securities Act or in accordance with the law governing any non-U.S. exchange where the Common Stock is publicly listed or (z) have been sold in a transaction exempt from registration under the Act so that all transfer restriction and restrictive legends with respect thereto are removed upon consummation of such sale.

        "REGISTRATION EXPENSES" means all expenses incident to Mail.com's performance of or compliance with this Agreement, including, without limitation, (i) all registration, filing, securities exchange listing, rating agency and National Association of Securities Dealers fees, (ii) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws of all jurisdictions in which the securities are to be registered and any legal fees and expenses incurred in connection with the blue sky qualification of the Registrable Securities and the determination of their eligibility for investment under the laws of all such jurisdictions, (iii) all word processing, duplicating, printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for Mail.com and of its independent public accountants, including, without limitation, the expenses of any special audits or "cold comfort" letter required by or incident to such performance and compliance, (v) in connection with any firm commitment, underwritten offering, the reasonable fees and disbursements of any one counsel or one accounting firm retained by the Holders of the Registrable Securities being registered, not to exceed $15,000 in the aggregate for all of such fees and disbursements, (vi) premiums and other costs of policies of insurance of Mail.com against liabilities arising out of the public offering of the Registrable Securities being registered to the extent Mail.com elects to obtain such insurance, and (vii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions), if any, relating to the Registrable Securities.



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        "SEC" means the U.S. Securities and Exchange Commission.

Other capitalized terms that are used herein that are not defined herein shall have the respective meanings ascribed to such terms in the Note Exchange Agreement.


                                  ARTICLE II

                             REGISTRATION RIGHTS

               Mail.com and the Investors covenant and agree as follows:

        Section 2.01    Form S-3 Registration

        (a) Demand Registration. Promptly after the Closing Date (and in any event not later than the time of filing any registration statement covering shares issuable upon conversion of the Company's outstanding 10% Senior Convertible Notes under the Note Purchase Agreement dated January 8, 2001), Mail.com agrees to prepare and file a shelf registration statement on Form S-3 or other available form for an offering to be made on a continuous basis pursuant to Rule 415 (the "Registration Statement") covering all of the Registrable Securities and to use reasonable commercial efforts to cause the Registration Statement to become effective as soon as practicable thereafter (the "DEMAND REGISTRATION"); provided, however, (1) Mail.com may delay the filing or effectiveness of the Registration Statement under the Act as required by this SECTION 2.01, or any sales thereunder, for a period of up to sixty (60) days if Mail.com is currently engaged in negotiating a material financing or acquisition or disposition or other material corporate transaction and the Board of Directors of Mail.com determines in good faith that such Demand Registration would be materially adverse to the interests of Mail.com in connection with such financing, acquisition, disposition or other transaction; provided, however, that Mail.com may not exercise this right more than twice in any twelve (12) month period and (2) in no event shall Mail.com be required to file more than one registration statement; provided, however, that if, after a Demand Registration has become effective, the offering of Registrable Securities pursuant thereto is suspended, blocked by any stop order, injunction or other order of the SEC or any governmental agency or court, or withdrawn, such Demand Registration will be deemed not to have been effected pursuant to this Section 2.01. If the Registration Statement in connection with a Demand Registration shall not become effective on or before 120 days after the Closing Date, or if once effective shall cease to be effective at any time after such 120 day period (other than during a 60 day period described above), other than by reason of a material misstatement or omission or alleged misstatement or omission with respect to information furnished by the holders of Registrable Securities for use in the Registration Statement or prospectus contained therein, then Mail.com shall pay to each such holder an amount equal to 1% per month (2% per month if the Registration Statement has not become effective initially on or before 240 days after the Closing Date) of the principal amount of the Exchange Notes held by such holder (pro rated for partial months) from such 120th day or 240th day, as applicable, until the Registration Statement becomes effective or becomes effective once again or until the second anniversary of the issuance of the Exchange Notes.



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        (b) Selection of Underwriters. If a Demand Registration pursuant to this SECTION 2.01 involves an firm commitment underwritten offering, the underwriter or underwriters (including the managing underwriter or underwriters) thereof shall be a nationally-recognized investment banking firm selected by a majority of the Holders requesting the underwritten offering, subject to Mail.com's approval (and subject to any contractual commitments that Mail.com may then have to any investment banking firm). Such approval will not be unreasonably withheld.

        (c) Underwritten Offerings. If requested by the underwriters for any firm commitment underwritten offering by Holders pursuant to a Demand Registration under SECTION 2.01(a), Mail.com will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the underwriters and to contain such representations and warranties by Mail.com and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities and contribution to the effect and to the extent provided in SECTION 2.07 and 2.08, respectively. The Holders of a majority of the Registrable Securities participating in such underwritten offering will cooperate with Mail.com in the negotiation of the underwriting agreement. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Mail.com to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with Mail.com or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's title to Registrable Securities and such Holder's intended method of distribution and any other representation required by law.

        Section 2.02 Piggyback Registration. (a) Right to Piggyback. If Mail.com proposes to register any of its securities under the Act in connection with a firm commitment underwritten offering (other than registrations solely for the registration of shares in connection with an employee benefit plan or a merger or consolidation and other than pursuant to
SECTION 2.01) at any time before all of the Registrable Securities are eligible for public resale by the Holders pursuant to Rule 144(k) under the Act, whether or not for sale for Mail.com's own account, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), Mail.com will at each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this SECTION 2.02. Upon the written request of any such Holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), Mail.com will use its reasonable commercial efforts to effect the registration under the Act of all Registrable Securities which Mail.com has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Mail.com shall determine for any reason not to register or to delay registration of such securities, Mail.com may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of





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its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses under SECTION 2.05 in connection therewith), without prejudice, however, to the rights of any Holder entitled to do so to request that such registration be effected as a Demand Registration under SECTION 2.01, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this SECTION
2.02 shall relieve Mail.com of its obligation to effect any Demand Registration upon request under SECTION 2.01.

        (b) Priority in Piggyback Registrations. If the managing underwriter of a Piggyback Registration advises Mail.com in writing that, in its opinion, the number of shares of Registrable Securities requested or proposed to be included in such offering exceeds the number that can be sold in such offering without materially affecting the offering price of any such securities, Mail.com shall include in such registration (i) first, to the extent that securities of Mail.com are included in such registration, (A) such securities proposed to be sold by Mail.com and (B) the securities of Mail.com held by persons who have preferential registration rights to include such securities in such Piggyback Registration in accordance with the agreements with respect to such registration rights between Mail.com and such holders; and (ii) second, to the extent that such Registrable Securities may be included in such registration without materially affecting the offering price of the securities referred to in clause (i), in the opinion of such managing underwriter, the Registrable Securities requested by the Holders to be included in such Piggyback Registration pursuant to SECTION 2.02(a) and any other securities of Mail.com held by persons other than the Holders having rights to participate in such Piggyback Registration that are non-preferential to the Holders of the Registrable Securities, pro rata among all such holders on the basis of the total number of securities of Mail.com, including Registrable Securities, requested by each such holder to be included therein.

        (c) Selection of Underwriters. Mail.com shall select the investment banker(s) and manager(s) for the offering.

        (d) Underwritten Piggyback Registrations. If Mail.com at any time proposes to register any of its securities under the Act as to which rights under this SECTION 2.02 have been exercised and such securities are to be distributed by or through one or more underwriters, Mail.com will, if requested by any Holder as provided in SECTION 2.02(a) and subject to the provisions of SECTION 2.02 (a) AND (b), use its reasonable commercial efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the Securities to be distributed by such underwriters. Such Holders of the Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between Mail.com and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Mail.com to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with Mail.com or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's title to Registrable Securities and such Holder's intended method of distribution and any other representation required by law.


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        Section 2.03 Obligations of Mail.com. In furtherance of its obligations under SECTION 2.01 OR 2.02 to use its commercially reasonable efforts to effect the registration of the Registrable Securities, Mail.com shall, as expeditiously as reasonably possible,

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective until (i) in the case of a Demand Registration, the time when all Registrable Securities are eligible for sale by the Holders pursuant to Rule 144(k) and (ii) in the case of a Piggyback Registration, until 90 days after the effectiveness of such registration statement;

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration until the earlier of the time periods specified in SECTION 2.03(a) and such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holders set forth in such registration statement;

               (c) Furnish to the Holders such numbers of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits) and prospectus, including any preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities;

               (d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions (domestic or foreign) as each Holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that Mail.com shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this SECTION 2.03(d) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

               (e) Use its reasonable commercial efforts to (i) obtain the withdrawal of any order suspending the effectiveness of such registration statement or sales thereunder at the earliest possible time and (ii) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities;

               (f) In connection with any firm commitment underwritten offering, furnish to each Holder a signed counterpart, addressed to such Holder (and the underwriters, if any) of

                             (i) an opinion of counsel for Mail.com dated the date of the closing under the underwriting agreement, reasonably satisfactory in form and substance to such underwriter, and





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                             (ii)   a "comfort" letter, dated the effective
        date of such registration statement (and dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified Mail.com's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

               (g) Notify in writing each Holder, at any time when a prospectus relating thereto is required to be delivered under the Act, (a) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and (b) of any request for any amendment of or supplement to any registration statement or other document relating to such offering promptly after receipt of such request from the SEC or any other regulatory body or other body having jurisdiction and, in either case, at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (h) Otherwise comply with all applicable federal and state securities laws and rules and regulations of the SEC, and make available to the Holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act, and will furnish to each Holder draft and final versions of each registration statement and prospectus used in connection therewith prior to the filing thereof, and any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any Holder shall have reasonably objected on the grounds that such registration statement, prospectus, amendment or supplement does not comply in all material respects with the requirements of the Act or the rules or regulations thereunder;

               (i) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

               (j) Use its reasonable commercial efforts to list all Registrable Securities covered by such registration statement on each securities exchange and inter-dealer quotation system on which similar securities issued by Mail.com are then listed.


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               Mail.com may require each Holder as to which any registration is being effected to furnish Mail.com such information regarding such Holder and the distribution of such securities as Mail.com may from time to time reasonably request in writing.

        Section 2.04 Furnish Information. It shall be a condition precedent to the obligations of Mail.com to take any action pursuant to Article 2 that the Holders shall furnish to Mail.com such information regarding such Holders, the Registrable Securities held by such participating Holders and the intended method of disposition thereof as Mail.com or its appointed agents shall reasonably request and as shall be required in connection with the action to be taken by Mail.com.

        Section 2.05 Registration Expenses. In the case of any registration effected pursuant to SECTION 2.01 OR 2.02, Mail.com shall bear all Registration Expenses; provided, however, that the Holders shall bear the fees and costs of its own counsel (other than to the extent provided in the definition of "Registration Expenses" in connection with a firm commitment, underwritten offering) and all brokers' discounts and commissions with respect to the Registrable Securities sold by such Person.

        Section 2.06   Use of Prospectus.

               Each Holder agrees that if Mail.com notifies the Holder in writing of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, the Holder will discontinue immediately its disposition of securities pursuant to the registration statement until the Holder receives copies of an amended or supplemented prospectus, and if so directed by Mail.com, will deliver to Mail.com all copies then in Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.


        Section 2.07 Indemnification. If any Registrable Securities are included in a registration statement pursuant to SECTION 2.01 OR 2.02, then,

               (a) Mail.com shall indemnify and hold harmless the Holders, agents for and officers and directors of the Holders, any underwriter of the Registrable Securities, and each Person, if any, who controls any such Person within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement, or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by Mail.com of any rule or regulation promulgated under the Act or any state securities law or rule or regulation applicable to Mail.com, and will reimburse the Holders, the agents for, and officers and directors of the Holders, any underwriter of the Registrable Securities, or any such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or




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defending any such loss, claim, damage, liability or action; provided, however, that Mail.com shall not be liable to any Holder in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission based upon and in conformity with information furnished to Mail.com in writing by such Holder.

               (b) Each Holder shall indemnify and hold harmless Mail.com, each of its directors and each of its officers who have signed such registration statement against any losses, claims, damages or liabilities to which Mail.com or any such director or officer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplement thereto, in reliance upon and in conformity with information furnished by the Holder in writing expressly for the purpose of inclusion in such registration statement, preliminary prospectus or amendments or supplements, and the Holders will reimburse any legal or other expenses actually and reasonably incurred by Mail.com or any such director, officer or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Holder's liability under this SECTION 2.06(b) shall not exceed the amount of the gross proceeds of the offering of the Holder's Registrable Securities included therein.

               (c) Each party entitled to indemnification (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification ("INDEMNIFYING PARTY") promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; provided, further, that the failure by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
SECTION 2.06, except to the extent that the failure results in an omission of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

        Section 2.08 Contribution. (a) If the indemnification provided for in
SECTION 2.07 is unavailable to the Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party





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on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement) of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this SECTION 2.08 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this ARTICLE 2 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

               (b) Notwithstanding anything to the contrary contained herein, the obligation of each Holder to contribute pursuant to this SECTION
2.08 is several and not joint and no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

               (c) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        Section 2.09 Transfer of Registration Rights. The registration rights of the Investor under this ARTICLE 2 may be assigned and transferred
(i) by each Holder to any Affiliate of the Holder to whom any of the Notes or Conversion Shares owned by the Holder are transferred, and (ii) by the Holder to any transferee who acquires a majority of the Registrable Securities (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations) initially issued to such Holder; provided, however, that Mail.com is given written notice by the Holder at the time of such assignment and transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this ARTICLE 2 are being assigned and transferred. For the purposes of this SECTION 2.09, a change in control of an Affiliate of the Holder holding shares entitling such Affiliate to the registration rights hereunder, such that such Affiliate is subsequent to such change of control no longer an Affiliate of the Holder, shall be deemed an attempted transfer of the registration rights hereunder and such former Affiliate of the Holder shall not be entitled to such registration rights except to the extent such transfer would be permitted under CLAUSE (ii) above.

                                 ARTICLE III

                                MISCELLANEOUS

        Section 3.01 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto (including permitted transferees of any shares of Registrable Securities). Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liability under or by reason of this Agreement, except as expressly provided in this Agreement.

        Section 3.02   Notices.

               All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand or transmitted via facsimile (confirmed by letter sent by first class mail, postage prepaid with the U.S. Postal Service or other applicable postal service), or (c) one business day after the business day of deposit with Federal Express or similar reputable, international overnight courier, freight prepaid. Such notices, demands and other communications shall be sent to Mail.com at the address set forth below and to any Holder of Registrable Securities at such address set forth on Schedule A to the Note Exchange Agreement or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The address for Mail.com is:

               Mail.com, Inc.
               11 Broadway, Suite 660
               New York, NY 10004
               U.S.A.
               Attention: Thomas Murawski, Chief Executive Officer

               Facsimile No.: 212-425-3487

               with a copy at the same address to:

               David W. Ambrosia, Esq.

or at such other address as a party may designate by ten (10) days advance written notice to the other party pursuant to the provisions above.

        Section 3.03   Governing Law; Forum and Consent to Jurisdiction.

               (a) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New

York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.


               (b) Submission to Jurisdiction; Service of Process. (i) Mail.com and the Holders agree that any action or proceeding brought by the Holders in connection with this Agreement may be brought (and any action or proceeding brought by Mail.com against the Holders in connection herewith shall exclusively be brought) in the courts of the State of New York sitting in the Borough of Manhattan or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, Mail.com and the Holders hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding by Mail.com or the Holders in such non-exclusive jurisdictions.

        (ii) Mail.com hereby irrevocably appoint CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, NY 10019, United States of America, as their agent to receive on their behalf service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Mail.com irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to it at its address set forth in this Agreement or to the Process Agent at its address specified above.

        Section 3.04 Waivers; Amendments. The waiver by the undersigned of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent breach. This Agreement may be amended, and any provision of this Agreement may be waived, only by a written amendment executed by (i) in the case of any amendment affecting the rights or obligations of Mail.com, Mail.com and (ii) in the case of any amendment affecting the rights or obligations of the Holder, Holders of a majority of the Registrable Securities then outstanding (including Conversion Shares issuable upon conversion of then outstanding Notes and Interest Payment Shares issuable in payment of interest on the Notes).

        Section 3.05 Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the construction and interpretation of this Agreement.

        Section 3.06 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

        Section 3.07 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement may contain more than one counterpart of the signature page and may be executed by the affixing of the signatures of each of the parties hereto to one of these counterpart signature pages. All of the counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

        Section 3.08 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

        Section 3.09 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

        Section 3.10 Entire Agreement. This Agreement contains the entire agreement of the parties hereto. The parties hereto are not bound by any oral statements that are made outside of this Agreement.

               WHEREAS, the parties hereto have executed this Agreement as of the date first above written.


                                            MAIL.COM, INC.


                                            By:/s/ Thomas Murawski
                                               ---------------------------------
                                            Thomas Murawski
                                            Chief Executive Officer

                                            INVESTORS:

                                            PEOPLES BENEFIT LIFE INSURANCE CO.
                                            (Teamsters Separate Account)


                                            By: /s/ John Wagner
                                                --------------------------------
                                                Name: John B. Wagner
                                                Title: Managing Partner


                                            RETAIL CLERKS PENSION TRUST #2


                                            By: /s/ John Wagner
                                                --------------------------------
                                                Name: John B. Wagner
                                                Title: Managing Partner


                                            ST. ALBANS PARTNERS LTD.


                                            By: /s/ John Wagner
                                                --------------------------------
                                                Name: John B. Wagner
                                                Title: Managing Partner


                                            YIELD STRATEGIES FUND I, L.P.


                                            By: /s/ John Wagner
                                                --------------------------------
                                                Name: John B. Wagner
                                                Title: Managing Partner


                                            BANK OF AMERICA PENSION PLAN


                                            By: /s/ John Wagner
                                                --------------------------------
                                                Name: John B. Wagner
                                                Title: Managing Partner

                                  CIRCLET (IMA) LIMITED


                                  By: /s/ John Wagner
                                      --------------------------------
                                      Name: John B. Wagner
                                      Title: Managing Partner


                                  GENERAL MOTORS WELFARE BENEFIT TRUST (ST-VEBA)


                                  By: /s/ John Wagner
                                      --------------------------------
                                      Name: John B. Wagner
                                      Title: Managing Partner


                                  PEOPLES BENEFIT LIFE INSURANCE COMPANY


                                  By: /s/ John Wagner
                                      --------------------------------
                                      Name: John B. Wagner
                                      Title: Managing Partner


                                  NEWBERG FAMILY TRUST


                                  By: /s/ Bruce Newberg
                                      ------------------------
                                      Name: Bruce Newberg
                                      Title: Trusteee


                                  WOODMONT INVESTMENTS LIMITED


                                  By: /s/ Jay Goldman
                                      --------------------------------
                                      Name: Jay Goldman
                                      Title: Portfolio Manager

                                  JMG CAPITAL PARTNERS, L.P.


                                  By: /s/ Jonathan Glaser
                                      --------------------------------
                                      Name: Jonathan Glaser
                                      Title: Managing Member of the Investment
                                             Advisor


                                  JMG TRITON OFFSHORE FUND LIMITED


                                  By: /s/ Jonathan Glaser
                                      --------------------------------
                                      Name: Jonathan Glaser
                                      Title: Managing Member of the Investment
                                             Advisor